UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2015
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure*

On November 13, 2015, Celanese Corporation (the "Company") will host an Investor Day in New York. Chairman and Chief Executive Officer Mark Rohr and other members of the Company's executive management team will provide details on the Company's business strategies and growth drivers. Company leaders will also showcase innovation successes. The presentations will begin at 8:00 a.m., Eastern time, and will be available by webcast live on www.celanese.com in the Investor Relations section.

The Company issued a press release in advance of the investor conference. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

A copy of the slide presentations that will be referred to during the investor conference are attached to this Current Report as Exhibit 99.2 and are incorporated herein solely for purposes of this Item 7.01 disclosure. The slide presentations also may be accessed on our website at www.celanese.com in the Investor Relations section. The slide presentations and oral remarks made in connection with the presentations refer to Non-US GAAP financial measures. Information about the measures used, including definitions and reconciliations to the most comparable US GAAP information, is attached to this Current Report as Exhibit 99.3 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
Description

99.1	Press Release dated November 13, 2015*

99.2A	Agenda and Disclosures*

99.2B	CEO Slide Presentation*

99.2C	President Acetyl Chain Slide Presentation*

99.2D	President Materials Solutions Slide Presentation*

99.2E	CFO Slide Presentation*

99.2F	CEO Closing Remarks*

99.3A	Current Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

99.3B	Historical Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

99.3C	Supplemental Non-US GAAP Financial Measures dated November 13, 2015*
*In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ JAMES R. PEACOCK III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	November 13, 2015
INDEX TO EXHIBITS

Exhibit Number
Description

99.1	Press Release dated November 13, 2015*

99.2A	Agenda and Disclosures*

99.2B	CEO Slide Presentation*

99.2C	President Acetyl Chain Slide Presentation*

99.2D	President Materials Solutions Slide Presentation*

99.2E	CFO Slide Presentation*

99.2F	CEO Closing Remarks*

99.3A	Current Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

99.3B	Historical Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

99.3C	Supplemental Non-US GAAP Financial Measures dated November 13, 2015*
*In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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